UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2009

NIC Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300

Olathe, Kansas 66061

(Address of principal executive office)(Zip Code)

(877) 234-3468

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On May 5, 2009, the Board of Directors of NIC Inc., a Delaware corporation (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into with each of the Company’s directors and the following executive officers after completion of the reincorporation discussed in Items 3.03 and 5.03 below:  Harry H. Herington, Chairman of the Board and Chief Executive Officer; Stephen M. Kovzan, Chief Financial Officer; William F. Bradley, Jr., Chief Operating Officer and General Counsel; and Robert W. Knapp, Executive Vice President.  The Company’s Board of Directors further authorized the Company to enter into the Indemnification Agreement with future directors and executive officers of the Company and other persons or categories of persons that may be designated from time to time by the Board of Directors.

The Indemnification Agreement supplements and clarifies existing indemnification provisions of the Company’s Certificate of Incorporation and Bylaws and, in general, provides for indemnification to the fullest extent permitted by law, subject to the terms and conditions provided in the Indemnification Agreement.  The Indemnification Agreement also establishes processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.03               Material Modification to Rights of Security Holders

On May 7, 2009, the Company completed its reincorporation from the State of Colorado to the State of Delaware.  The reincorporation was accomplished pursuant to a plan of conversion, which was approved by the shareholders of the Company on May 5, 2009 and signed by the Company on May 7, 2009 (the “Plan of Conversion”).  Pursuant to the Plan of Conversion, the Company effected the reincorporation by filing a certificate of conversion (the “Certificate of Conversion”) and a certificate of incorporation in the form attached to the Plan of Conversion (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State and a statement of conversion with the Colorado Secretary of State.  In connection with the reincorporation in Delaware, the Company also adopted new bylaws in the form attached to the Plan of Conversion (the “Delaware Bylaws”).

Following the reincorporation, the Company is deemed for all purposes of the laws of the State of Delaware and Colorado to be the same entity as prior to the reincorporation.  The reincorporation did not result in any change in the name, federal tax identification number, business, physical location, assets, liabilities or net worth of the Company.  The reincorporation did not result in a change in the trading status of the Company’s common stock, which continues to trade on the NASDAQ Global Select Market under the symbol “EGOV.”  In addition, the reincorporation did not affect any of the Company’s material contracts with any third parties.  In accordance with the Plan of Conversion, the directors and executive officers of the Company continue to serve for the terms for which they were elected.

The reincorporation did not alter any shareholder’s percentage ownership interest or number of shares of common stock owned in the Company.  Pursuant to the Plan of Conversion, each share of common stock in the Colorado-incorporated Company, no par value, automatically converted into one share of common stock in the Delaware-incorporated Company, par value $0.0001 per share.  Accordingly, shareholders are not required to undertake any exchange of the Company’s shares of common stock.  In addition, each outstanding option to purchase shares of the Colorado-incorporated Company’s common stock under the Company’s stock benefit plans automatically converted into an option to purchase the same number of shares of common stock of the Delaware-incorporated Company with no other changes in the terms and conditions of such option.  The Company’s other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued unvested restricted stock, continue in effect upon the terms and subject to the conditions specified in such plans.

The foregoing description of the reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.  A more detailed description of the Plan of Conversion, and the effects of the reincorporation, is set forth in Proposal No. 2 of the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2009, which description is incorporated in its entirety herein by reference.  The Certificate of Conversion, Delaware Certificate of Incorporation and Delaware Bylaws are also filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported by the Company, the Company’s shareholders approved an amendment to the Company’s 2006 Amended and Restated Stock Option and Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders held on May 5, 2009.  The amendment increases the number of shares of common stock which may be issued under the Plan from 9,286,754 shares to 14,286,754 shares.  The Company previously disclosed the approval of the amendment in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2009, which was filed with the SEC on May 5, 2009.

A brief summary of the Plan, as amended, is included in Proposal No. 4 of the Company’s Proxy Statement filed with the SEC on March 27, 2009, which description is incorporated in its entirety herein by reference.  The summary contained in the Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Plan, as amended, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed in Item 3.03 above, effective May 7, 2009, the Company changed its state of incorporation from Colorado to Delaware pursuant to the Plan of Conversion.  As of that date, the rights of the Company’s shareholders began to be governed by the Delaware General Corporation Law, and by the Delaware Certificate of Incorporation and Delaware Bylaws adopted pursuant to the Plan of Conversion.

The Delaware Certificate of Incorporation and Delaware Bylaws are filed herewith as Exhibits 3.2 and 3.3, respectively, and incorporated herein by reference.  Certain rights of the Company’s shareholders were changed as a result of the change in state of incorporation and the adoption of the Delaware Certificate of Incorporation and Delaware Bylaws.  A more detailed description of the Delaware Certificate of Incorporation and Delaware Bylaws, and the changes in rights of the Company’s shareholders as a result of the reincorporation, is set forth in Proposal No. 2 of the Company’s Proxy Statement filed with the SEC on March 27, 2009, which description is incorporated in its entirety herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description

2.1	Plan of Conversion, dated as of May 7, 2009

3.1	Certificate of Conversion, dated as of May 7, 2009

3.2	Certificate of Incorporation of NIC Inc., a Delaware corporation

3.3	Bylaws of NIC Inc., a Delaware corporation

10.1	Form of Indemnification Agreement

10.2	NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

	By:	/s/ William F. Bradley, Jr.
William F. Bradley, Jr.
Chief Operating Officer and General Counsel

Date: May 11, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Plan of Conversion, dated as of May 7, 2009

3.1	Certificate of Conversion, dated as of May 7, 2009

3.2	Certificate of Incorporation of NIC Inc., a Delaware corporation

3.3	Bylaws of NIC Inc., a Delaware corporation

10.1	Form of Indemnification Agreement

10.2	NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan, as amended